EXECUTION COPY

FIRST AMENDMENT TO FINANCING AGREEMENT

FIRST AMENDMENT TO FINANCING AGREEMENT (this "Amendment"), dated as of July 28, 2011, by and among Lion Oil Company, an Arkansas corporation (the "Borrower"), each subsidiary of the Borrower listed as a "Guarantor" on the signature pages hereto (each a "Guarantor" and collectively, the "Guarantors"), Bank Hapoalim B.M. ("Hapoalim"), Bank Leumi USA ("BLUSA"), Israel Discount Bank of New York ("IDB"; together with Hapoalim and BLUSA, each a "Lender" and collectively, the "Lenders"), and BLUSA, in its capacity as collateral agent for the Lenders (in such capacity, the "Collateral Agent").
The Borrower, the Guarantors, the Lenders and the Collateral Agent have previously entered into the Financing Agreement dated as of April 29, 2011 (the "Financing Agreement"), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrower. The Borrower has requested that the Lenders amend the Financing Agreement to extend the deadline for providing Mortgages and other related agreements, instruments and documents, from 90 days following the Effective Date to 135 days following the Effective Date. The Lenders are willing to extend such deadline in accordance with the Borrower's request, subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Definitions. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Financing Agreement.

2.Amendment to Schedule 6.01(o). The first paragraph of Section II and of Section III of Schedule 6.01(o) of the Financing Agreement is hereby amended by deleting the phrase, "Borrower, at its sole cost and expense, must provide the following items within 90 days of the Effective Date" and the following is hereby substituted therefor: "Borrower, at its sole cost and expense, must provide the following items within 135 days of the Effective Date".

3.Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective upon the satisfaction in full or waiver by all Lenders of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the "First Amendment Effective Date"):

(a)Amendment. The Collateral Agent shall have received this Amendment fully executed by the Loan Parties and the Lenders in a sufficient number of counterparts for distribution to all parties.

(b)Proceedings; Receipt of Documents. All proceedings in connection with this Amendment, and all documents incidental hereto and thereto, shall be satisfactory to the Lenders, and the Collateral Agent shall have received all such information and such counterpart originals or certified or other copies of such documents as any Lender may reasonably request.

4.Representations and Warranties. The Borrower represents and warrants that (a) the representations and warranties contained in the Financing Agreement and in each other Loan Document, certificate or other writing delivered to the Collateral Agent or any Lender pursuant to the Financing Agreement are true and correct on and as of the date hereof, and (b) no Default or Event of Default has occurred and is continuing.

DOC ID-17078252.3                    1

EXECUTION COPY

5.Continued Effectiveness of Financing Agreement. Each Loan Party hereby (a) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the First Amendment Effective Date each reference in the Financing Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Financing Agreement, and each reference in any other Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement, shall mean and be a reference to the Financing Agreement as amended by this Amendment, and (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent or any Lender, or to grant to the Collateral Agent or any Lender a Lien on any collateral as security for the Obligations of such Loan Party from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

6.Miscellaneous.

(a)This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c)This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d)Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) a Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Collateral Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, except as expressly provided herein.

(e)This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(f)The Borrower agrees to pay on demand all costs and expenses of the Lenders in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.
(g)EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE REVISIONS CONTEMPLATED HEREIN.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.
BORROWER:

LION OIL COMPANY By:/s/ Mark B. Cox Name: Mark B. Cox Title: EVP / CFO
By:/s/ Frederec Green Name: Frederec Green Title: President / COO
GUARANTORS:

EL DORADO PIPELINE COMPANY By:/s/ Mark B. Cox Name: Mark B. Cox Title: EVP / CFO	J. CHRISTY CONSTRUCTION CO., INC. By:/s/ Mark B. Cox Name: Mark B. Cox Title: EVP / CFO
By:/s/ Frederec Green Name: Frederec Green Title: President / COO	By:/s/ Frederec Green Name: Frederec Green Title: President / COO
LION OIL TRADING & TRANSPORTATION, INC. By:/s/ Mark B. Cox Name: Mark B. Cox Title: EVP / CFO	MAGNOLIA PIPELINE COMPANY By:/s/ Mark B. Cox Name: Mark B. Cox Title: EVP / CFO
By:/s/ Frederec Green Name: Frederec Green Title: President / COO	By:/s/ Frederec Green Name: Frederec Green Title: President / COO

FIRST AMENDMENT TO
FINANCING AGREMENT

ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender

By:	/s/ Yuval Krongrad
Name:    Yuval Krongrad
Title:    Assistant Vice President

By:	/s/ Mali Golan
Name:    Mali Golan
Title:    AVP

BANK LEUMI USA, as the Collateral Agent and a Lender

By:	/s/ Gil Hershman
Name:    Gil Hershman
Title:    VP

By:	/s/ Michaela Klein
Name:    Michaela Klein
Title:    SVP

BANK HAPAOLIM B.M., as a Lender

By:	/s/ Lee Stenner
Name:    Lee Stenner
Title:    Senior Vice President

By:	/s/ Maxine Levy
Name:    Maxine Levy
Title:    First Vice President

FIRST AMENDMENT TO
FINANCING AGREMENT